Deutsche Bank 2008 Small and Mid Cap Growth Conference Exhibit 99.1

Forward Looking Statements
This presentation includes forward-looking information that are subject to a number of risks and uncertainties, many of which are beyond our control. All information, other than historical facts included in this presentation, regarding our strategy, future operations, drilling plans, estimated reserves, future production, estimated capital expenditures, projected costs, the potential of drilling prospects and other plans and objectives of management are forward-looking information. All forward-looking statements speak only as of the date of this presentation. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-
looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Actual results may differ materially from those anticipated due to many factors, including oil and natural gas prices, industry conditions, drilling results, uncertainties in estimating reserves, uncertainties in estimating future production from enhanced recovery operations, availability of drilling rigs and other services, availability of oil and natural gas transportation capacity, availability of capital resources and other factors listed in reports we have filed or may file with the Securities and Exchange Commission.

Company Overview
Completed IPO on May 14 at $15 (CLR on NYSE)
$4 billion market capitalization
Founded 1967 by Harold Hamm, Chairman & CEO
Harold Hamm, family and management own 82%
Organic growth strategy focused on unconventional resource plays
3Q 2007 daily production 29,474 boe > 2X 2004 level of 14,121 boepd
>500 hz wells drilled targeting unconventional formations
>700,000 net undeveloped acres concentrated in emerging plays
Strong financial results
3Q 2007 EBITDA $132,187 > full year 2004 $116,498
9M 2007 cash operating margin of $42/boe ($7/Mcfe) - $66 NYMEX
$156 million of bank debt outstanding as of 9/30/07

60% CAGR
$94
$145
$327
$482
$616
2004
2005
2006
2007E
2008E

$37
$11
$21
$148
$79
$18
$73
$95
Red River Units
MT Bakken
ND Bakken
Other Rockies
Woodford
Other Mid-Con
Land
Other

Total = $482mm

31% CAGR
14,121
19,751
24,707
29,474
2004
2005
2006
Q3 '07

$56
$13
$21
$168
$46
$103
$55
$29
$125
Red River Units
MT Bakken
ND Bakken
Other Rockies
Woodford
Other Mid-Con
Gulf Coast
Land & Seismic
Other

Total = $616mm

3 Investment in Asset Base Capex ($mm) Production (boepd) 2007 Capex by Region ($mm) 2008 Capex by Region ($mm)

Operational Overview
Mid-Continent
Proved reserves: 24.3 MMboe
Gulf Coast
Proved reserves: 0.3 MMboe
Red River
Units
50%
Bakken
Field
25%
Other Rockies - 7%
Mid-Continent
11%
Gulf Coast
<1%
Total proved reserves (12/31/07) = 134.6 MMboe
74% PD /  77% oil / 11.1 R/P / Operate 93% of PV-10%
Unconventional
82%
Red River
Units
46%
Bakken
Field
30%
Other Rockies - 6%
Mid-Continent
14%
Gulf Coast
1%
Avg. daily production (Q3 2007) = 29.5 Mboepd
Unconventional
79%
1,223 net producing wells with
>1,000 net drilling locations
Rockies
Proved reserves: 110.0 MMboe
Proved Reserves by Geography
Production by Geography
Woodford - 3%
Woodford - 7%
Headquarters
Regional office
Counties with acreage holdings
are highlighted

Key Drilling Projects
Development (41% 2008 capex)
Red River Units
50% proved reserves / 46% production
Montana Bakken Shale
20% proved reserves / 26% production
Emerging Plays (42% 2008 capex)
North Dakota Bakken Shale
300,000 net acres
Oklahoma Woodford Shale
45,000 net acres
Red River
Units
MT
Bakken
ND
Bakken
Woodford
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Development
Emerging Plays

Continental
RESOURCES

Dawson
Wibaux
Montana
North Dakota
Golden Valley
Billings
Prairie
Custer
Slope
Fallon
South Dakota

Red River Enhanced Recovery Units
67.9 MMboe proved reserves
13,524 net boepd in 3Q 2007
Cedar Hills discovered in 1995
Developed with hz drilling
2003 enhanced recovery operations
2008 Plans
$168MM capex
Infield horizontal drilling and re-entry drilling
program to accelerate production and
enhance sweep efficiency
Develop Cedar Hills on 320 acre / producer
Forecast 2009 peak at ~19 net Mboepd
Cedar Hills North Unit
Cedar Hills West Unit
Buffalo Units
Medicine Pole
Hills West Unit
Medicine Pole
Hills South Unit
Medicine
Pole Hills
Unit
25 Miles
CLR operated units
Others units

Continental
RESOURCES

Montana
North Dakota
Sheridan
Divide
Burke
Renville
Williams
Mountrail
McKenzie
Dawson
Dunn
Mercer
Golden Valley
Stark
18 Miles

Montana Bakken Shale
Significant  unconventional oil
resource play
Represents ½ of Montana’s
oil production
CLR largest producer
(7,637 net boepd)
Developed through horizontal
drilling and advanced fracture
stimulation
2008 Plans
$55MM capex
13 net wells
Opportunities:
320-acre infill drilling
Expansion of field with
tri-lateral 640-acre wells
Enhanced recovery
2 to 3 drilling rigs
CLR  acreage
35 miles
Horizontal Bakken producer
Williston    Basin
Richland Co.,
MT Bakken
Outline of
potential
Bakken
Production
Vertical Bakken producer

Continental
RESOURCES

27/50
27/55
27/57
27/58
27/59
26/58
25/57
25/58
24/58
24/59
23/54
23/59
23/60
22/54
22/56
22/57
21/59
21/60

8 Richland County, Montana Bakken Focus of 320-acre spacing drilling Focus of Tri-lateral drilling 3-D defined Red River C drilling Sinclair Discovery 300 bopd

Continental
RESOURCES

Sheridan
Montana
North Dakota
Divide
Burke
Renville
Williams
Roosevelt
Mountrail
McKenzie
Dawson
Mercer
Dunn
Golden Valley
Stark
18 Miles

North Dakota Bakken Shale
Emerging  unconventional oil
resource play
300,000 net acres strategically
located on Nesson Anticline
Significant reserve and production
growth potential
ND oil prod. highest in 20 years
40+ industry-operated rigs
Amerada Hess
Marathon
EOG Resources
ConocoPhillips
2008 Plans
$125MM capex
20 net wells
6 to 8 drilling rigs (including Conoco
Phillips JV)
CLR  acreage
35 miles
Horizontal Bakken producer
Williston    Basin
Outline of
potential
Bakken
Production
Vertical Bakken producer

Continental RESOURCES

Divide
Burke
Williams
Mountrail
McKenzie
Dunn

North Dakota Bakken
LEGEND
CRI OPERATED
CRI NONOPERATED
NO CRI INTEREST
Normandy
Rocket
Galaxy
Norse
Valhalla
Pontiac
Focus of 2008 drilling
(consistent economic
results)
Encouraging results using
un-cemented liners and
multi-staged fracs
Testing un-cemented
liner and multi-staged
fracs
3 CLR rigs
3 COP rigs
Dev/Step-outs
1 CLR rig
Bakken, Fryburg
1 CLR rig
Bakken, Winnipegosis
EOG Parshall Area

Oklahoma Woodford Shale
Outline of potential
Woodford production
07 CLR Locations
07 Woodford hz Spud
CLR Producer
Woodford Producer
CLR Acreage
Exploration
Development step-outs/
downspacing
Emerging unconventional
gas resource play
30+ industry-operated rigs
Newfield
Antero
Devon
45,000 net acres
Significant reserve and
production growth potential
Caney Shale upside
2008 Plans
$103MM capex
20 net wells
5 to 6 drilling rigs
6 miles

ND Bakken and OK Woodford Shale potential
222 MMboe 400,000 556 OK Woodford
Total
ND Bakken 98 MMboe 256,000 384
320 MMboe
Reserve potential
940
Net boe/well
Net potential
unbooked
locations (1)
(1) Assumed 640 acre spacing for ND Bakken and 80 acre for Woodford Shale
34%
27%
$70/bbl & $6/Mcf
Pre-tax IRR
50% 400,000 $5,000,000 OK Woodford
ND Bakken 38% 256,000 $4,750,000
$80/bbl & $7/Mcf
Pre-tax IRR Net boe/well
Estimated
average
D&C

Other ongoing and emerging plays
Rockies:
175,000 net undeveloped acres
Red River, Winnipegosis,
Fryburg, Phosphoria, Lewis
Shale
Midcontinent:
180,000 undeveloped acres
Morrow-Springer, Atoka,
Mississipian, Hunton,
Woodford Shale,
Trenton/Black River
Gulf Coast:
5,000 net undeveloped acres
Frio, various GC sands
360,000 net undeveloped acres
(~50% of total undeveloped acreage)
Recent discoveries:
MI – Trenton/Black River
SD – Red River B
MT – Red River C
ND – Winnipegosis
Counties with acreage
holdings are highlighted
Regional office
Headquarters

Financial and Operating Summary
1
See page 9 of the prospectus and third quarter 2007 earnings release for a reconciliation of net income to EBITDAX.
2
Operating statistics per Boe sold. Oil sales volumes are 96 MBbls and 47 MBbls less than oil production volumes for 2006 and 2007, respectively.
Year ended December 31,
2004 2005 2006 9M 2007
Realized oil price ($/Bbl) $37.12 $52.45 $55.30 $58.92
Realized natural gas price ($/Mcf) $5.06 $6.93 $6.08 $5.82
Oil production (boepd) 10,104 15,638 20,493 24,224
Natural gas production (Mcfd)
24,093 24,674 25,274 31,499
Total production (boepd) 14,121 19,751 24,707 29,474
EBITDAX ($
thousands)¹
$116,498 $285,344 $372,115 $332,472
Key Operational Statistics ($/boe)
2
Oil and gas revenue $35.20 $50.19
$52.09 $54.68
Production expense 8.49 7.32
6.99 7.53
Production tax 2.39 2.22 2.48 2.89
G&A (excluding non-cash equity compensation) 2.02 2.43 2.24 1.95
Total cash costs $12.90 $11.97 $11.71 $12.37
Net operating margin $22.30 $38.22 $40.38 $42.31

Summary
High quality, proved reserve base
Crude oil-concentrated, long-lived, high operated %
Track record of drill bit growth at low cost
Annual EBITDAX > Capex over past 3 years
Low risk production growth in Red River Units
~5,500 boe/d expected production growth over next 1+ year
(~18% of current daily production for entire company)
Significant future production and reserve growth opportunities in two large emerging plays – ND Bakken and OK Woodford Shales
320 MMboe potential reserves
Low cash costs with one of highest net operating margins
Significant valuation and competitive advantage